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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Dennis M. Terry, President and Chief Executive Officer, and Darlene F. McDonald, Senior Vice President and Chief Financial Officer of Clover Leaf Financial Corp. (the "Company"), each certify in his or her capacity as an officer of the Company that he or she has reviewed the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2003 and that to the best of his or her knowledge:

       1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

       2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Clover Leaf Financial Corp. and will be retained by Clover Leaf Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



March 26, 2004                             /s/ Dennis M. Terry
----------------------                     -------------------------------------
Date                                       Dennis M. Terry
                                           President and Chief Executive Officer


March 26, 2004                             /s/ Darlene F. McDonald
----------------------                     -------------------------------------
Date                                       Darlene F. McDonald
                                           Senior Vice President and Chief
                                           Financial Officer